NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Inventory: Schedule of Inventory (Details) - USD ($)	Jun. 30, 2023	Dec. 31, 2022	Jun. 30, 2022	Dec. 31, 2021
Details
Raw Materials	$ 3,087,777	$ 3,398,655	$ 3,398,655	$ 3,672,699
Finished Goods	285,993	310,600	310,600	194,490
Work in process	5,816	24,764	24,764	5,668
Total inventory	3,379,516	3,734,019	3,734,019	3,872,857
Inventory allowance	(1,914,891)	(1,914,891)	(1,914,891)	(1,914,891)
Inventory, net	$ 1,464,625	$ 1,819,128	$ 1,819,128	$ 1,957,966